SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
July 28, 2016 (June 15, 2016)
Date of Report (Date of earliest event reported)
RED LION HOTELS CORPORATION
(Exact Name of Registrant as Specified in Charter)

Washington	001-13957	91-1032187
(State or Other Jurisdiction	(Commission file number)	(I.R.S. Employer
of Incorporation)		Identification No.)

201 W. North River Drive
Suite 100
Spokane, Washington 99201
(Address of Principal Executive Offices, Zip Code)
(509) 459-6100
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
o     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
o     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
o     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
o     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)
On June 15, 2016, our Senior Leadership Council approved the 2016 RLHC Corporate Office Bonus Plan (the “Plan”). The Plan provides for potential bonuses for certain officers and managers of our company, including David M. Wright, who is our Vice President of Accounting, Tax & External Reporting and is also serving as our interim Chief Financial Officer. The target bonus for Mr. Wright under the Plan (“Target Bonus”) is 30% of his 2016 base salary.

Mr. Wright’s bonus under the Plan will be based on the following performance goals:

•	Achievement of at least 90% of our 2016 budgeted adjusted earnings before interest, taxes, depreciation and amortization (“Budgeted Adjusted EBITDA”).

•	Achievement of individual goals that have been specified by our President and CEO. The individual goals relate to reducing corporate expenses and gaining efficiency in our accounting processes.
In determining Mr. Wright’s bonus under the Plan, the EBITDA goal will be weighted 80% and the individual goals will be weighted 20%. No bonus will be payable under the Plan unless the ratio (“EBITDA Goal Achievement”) of (i) our actual adjusted EBITDA for 2016, to (ii) Budgeted Adjusted EBITDA exceeds 90%. In addition, Mr. Wright will not receive a bonus unless his department’s expenses during 2016 are within the amount that has been approved and budgeted for the department.
If the EBITDA Goal Achievement percentage is 200% or higher and the expense condition described above is satisfied, Mr. Wright will be entitled to a payout equal to:

•	twice his Target Bonus (“Maximum Payout”), if he achieves his individual goals; or

•	80% of the Maximum Payout, if he does not achieve his individual goals.
If the EBITDA Goal Achievement percentage is 100% and the expense condition described above is satisfied, Mr. Wright will be entitled to a payout equal to:

•	his Target Bonus, if he achieves his individual goals; or

•	80% of his Target Bonus, if he does not achieve his individual goals.
The Plan specifies other payout amounts that will apply if the EBITDA Goal Achievement percentage is between 90% and 100% or between 100% and 200%.
Mr. Wright must be employed by us at the time of payment in order to receive a payout. A bonus otherwise payable under the Plan may be deferred, partially paid or withheld in its entirety if we determine that to be in the best interests of our company.
The foregoing is a summary of Mr. Wright’s bonus opportunity under the Plan. In the event of any difference between this summary and the actual terms of the Plan, the terms of the Plan will control.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 28, 2016	RED LION HOTELS CORPORATION
	By:	/s/ Thomas L. McKeirnan
Thomas L. McKeirnan
Executive Vice President, General Counsel and Secretary